Exhibit 99.1

AMEDISYS REPORTS SECOND QUARTER 2024 FINANCIAL RESULTS

BATON ROUGE, Louisiana (July 24, 2024) — Amedisys, Inc. (NASDAQ: AMED) today reported its financial results for the three and six-month periods ended June 30, 2024.
Three-Month Periods Ended June 30, 2024 and 2023

•Net service revenue increased $38.2 million to $591.2 million compared to $553.0 million in 2023.
•Net income attributable to Amedisys, Inc. of $32.3 million, which is inclusive of merger-related expenses totaling $11.9 million ($11.5 million, net of tax) compared to net loss attributable to Amedisys, Inc. of $80.3 million, which is inclusive of merger-related expenses totaling $125.5 million ($125.5 million, net of tax) in 2023.
•Net income attributable to Amedisys, Inc. per diluted share of $0.98 compared to net loss attributable to Amedisys, Inc. per diluted share of $2.46 in 2023.

Adjusted Quarterly Results*

•Adjusted EBITDA of $73.2 million compared to $74.6 million in 2023.
•Adjusted net income attributable to Amedisys, Inc. of $43.5 million compared to $44.9 million in 2023.
•Adjusted net income attributable to Amedisys, Inc. per diluted share of $1.32 compared to $1.37 in 2023.

Six-Month Periods Ended June 30, 2024 and 2023

•Net service revenue increased $53.2 million to $1,162.6 million compared to $1,109.4 million in 2023.
•Net income attributable to Amedisys, Inc. of $46.7 million, which is inclusive of merger-related expenses totaling $32.6 million ($31.3 million, net of tax) compared to net loss attributable to Amedisys, Inc. of $55.0 million, which is inclusive of merger-related expenses totaling $126.2 million ($126.2 million, net of tax) in 2023.
•Net income attributable to Amedisys, Inc. per diluted share of $1.42 compared to net loss attributable to Amedisys, Inc. per diluted share of $1.69 in 2023.

Adjusted Year to Date Results*

•Adjusted EBITDA of $133.0 million compared to $132.5 million in 2023.
•Adjusted net income attributable to Amedisys, Inc. of $77.5 million compared to $77.6 million in 2023.
•Adjusted net income attributable to Amedisys, Inc. per diluted share of $2.35 compared to $2.38 in 2023.

* See pages 2 and 13 - 14 for the definition and reconciliations of non-GAAP financial measures to GAAP measures.
The supplemental slides provided in connection with the second quarter 2024 earnings release can be found on the Investor Relations page of our website. In light of the pending merger of the Company with UnitedHealth Group Incorporated, Amedisys will not conduct a quarterly earnings call to discuss the second quarter results.

Non-GAAP Financial Measures
This press release includes reconciliations of the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”) to non-GAAP financial measures. The non-GAAP financial measures as defined under SEC rules are as follows: (1) adjusted EBITDA, defined as net income (loss) attributable to Amedisys, Inc. before net interest expense, provision for income taxes and depreciation and amortization, excluding certain items; (2) adjusted net income attributable to Amedisys, Inc., defined as net income (loss) attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items; and (3) adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net income (loss) attributable to Amedisys, Inc. common stockholders per diluted share calculated in accordance with GAAP excluding certain items. Management believes that these non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, are useful gauges of our current performance and are also included in internal management reporting. These non-GAAP financial measures should be considered in addition to, and not more meaningful than or as an alternative to, the GAAP financial measures presented in this earnings release and the company’s financial statements. Non-GAAP measures as presented herein may not be comparable to similarly titled measures reported by other companies since not all companies calculate these non-GAAP measures consistently.
Additional Information
Amedisys, Inc. (the “Company”) is a leading healthcare at home company delivering personalized home health, hospice and high acuity care services. Amedisys is focused on delivering the care that is best for our patients, whether that is in-patient hospital, palliative and skilled nursing facility ("SNF") care in their homes, home-based recovery and rehabilitation after an operation or injury, care focused on empowering our patients to manage a chronic disease or hospice care at the end of life. More than 3,000 hospitals and 110,000 physicians nationwide have chosen Amedisys as a partner in post-acute care. Founded in 1982, headquartered in Baton Rouge, LA with an executive office in Nashville, TN, Amedisys is a publicly held company. With approximately 18,800 employees in 519 care centers within 37 states and the District of Columbia, Amedisys is dedicated to delivering the highest quality of care to the doorsteps of more than 469,000 patients every year. For more information about the Company, please visit: www.amedisys.com.
We use our website as a channel of distribution for important company information. Important information, including press releases, investor presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.
Forward-Looking Statements
When included in this press release, words like “believes,” “belief,” “expects,” “strategy,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “will,” “could,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to, the following: disruption from the proposed merger with UnitedHealth Group with patient, payor, provider, referral source, supplier or management and employee relationships; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with UnitedHealth Group or the inability to complete the proposed transaction on the anticipated terms and timetable; the risk that necessary regulatory approvals for the proposed merger with UnitedHealth Group are delayed, are not obtained or are obtained subject to conditions that are not anticipated; the failure of the conditions to the proposed merger to be satisfied; the costs related to the proposed merger; the diversion of management time on merger-related issues; the risk that termination fees may be payable by the Company in the event that the merger agreement is terminated under certain circumstances; reputational risk related to the proposed merger; the risk of litigation or regulatory action related to the proposed merger; changes in Medicare and other medical payment levels; changes in payments and covered services by federal and state governments; future cost containment initiatives undertaken by third-party payors; changes in the episodic versus non-episodic mix of our payors, the case mix of our patients and payment methodologies; staffing shortages driven by the competitive labor market; our ability to attract and retain qualified personnel; competition in the healthcare industry; our ability to maintain or establish new patient referral sources; changes in or our failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis; changes in estimates and judgments associated with critical accounting policies; our ability to consistently provide high-quality care; our ability to keep our patients and employees safe; our access to financing; our ability to meet debt service requirements and comply with covenants in debt agreements; business disruptions due to natural or man-made disasters, climate change or acts of terrorism, widespread protests or civil unrest; our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively; our ability to realize the anticipated benefits of acquisitions, investments and joint ventures; our ability to integrate, manage and keep our information systems secure; the impact of inflation; and changes in laws or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.
Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Contact:    Investor Contact:                Media Contact:
Amedisys, Inc.                    Amedisys, Inc.
        Nick Muscato                    Kendra Kimmons
        Chief Strategy Officer             Vice President, Marketing & Communications
    (615) 928- 5452                    (225) 299-3720
        IR@amedisys.com             kendra.kimmons@amedisys.com

AMEDISYS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share data)
(Unaudited)

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2024	2023	2024	2023
Net service revenue	$591,187	$552,968	$1,162,601	$1,109,357
Operating expenses:
Cost of service, inclusive of depreciation	326,933	297,455	648,470	612,465
General and administrative expenses:
Salaries and benefits	129,323	125,504	257,269	251,843
Non-cash compensation	7,828	9,083	15,261	12,356
Merger-related expenses	11,901	19,451	32,568	20,171
Depreciation and amortization	4,386	4,725	8,657	9,168
Other	58,602	58,955	116,543	123,180
Total operating expenses	538,973	515,173	1,078,768	1,029,183
Operating income	52,214	37,795	83,833	80,174
Other income (expense):
Interest income	1,617	742	3,344	1,148
Interest expense	(7,895)	(7,502)	(16,014)	(15,019)
Equity in earnings from equity method investments	1,515	7,991	2,425	8,114
Merger termination fee	—	(106,000)	—	(106,000)
Miscellaneous, net	1,779	4,743	2,869	4,061
Total other expense, net	(2,984)	(100,026)	(7,376)	(107,696)
Income (loss) before income taxes	49,230	(62,231)	76,457	(27,522)
Income tax expense	(16,657)	(18,250)	(29,290)	(28,050)
Net income (loss)	32,573	(80,481)	47,167	(55,572)
Net (income) loss attributable to noncontrolling interests	(272)	206	(466)	543
Net income (loss) attributable to Amedisys, Inc.	$32,301	$(80,275)	$46,701	$(55,029)
Basic earnings per common share:
Net income (loss) attributable to Amedisys, Inc. common stockholders	$0.99	$(2.46)	$1.43	$(1.69)
Weighted average shares outstanding	32,706	32,579	32,688	32,568
Diluted earnings per common share:
Net income (loss) attributable to Amedisys, Inc. common stockholders	$0.98	$(2.46)	$1.42	$(1.69)
Weighted average shares outstanding	33,047	32,579	32,992	32,568

AMEDISYS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except share data)

	June 30, 2024 (unaudited)	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$149,883	$126,450
Restricted cash	7,475	12,413
Patient accounts receivable	356,909	313,373
Prepaid expenses	15,510	14,639
Other current assets	26,125	30,060
Total current assets	555,902	496,935
Property and equipment, net of accumulated depreciation of $98,850 and $92,422	44,654	41,845
Operating lease right of use assets	84,692	88,939
Goodwill	1,244,679	1,244,679
Intangible assets, net of accumulated amortization of $16,259 and $14,008	100,832	102,675
Other assets	86,609	85,097
Total assets	$2,117,368	$2,060,170
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$26,626	$28,237
Payroll and employee benefits	136,118	136,835
Accrued expenses	147,038	140,049
Termination fee paid by UnitedHealth Group	106,000	106,000
Current portion of long-term obligations	37,747	36,314
Current portion of operating lease liabilities	26,447	26,286
Total current liabilities	479,976	473,721
Long-term obligations, less current portion	351,442	361,862
Operating lease liabilities, less current portion	59,007	62,751
Deferred income tax liabilities	47,212	40,635
Other long-term obligations	845	1,418
Total liabilities	938,482	940,387
Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 38,248,917 and 38,131,478 shares issued; 32,739,526 and 32,667,631 shares outstanding	38	38
Additional paid-in capital	803,361	787,177
Treasury stock, at cost, 5,509,391 and 5,463,847 shares of common stock	(472,821)	(468,626)
Retained earnings	794,626	747,925
Total Amedisys, Inc. stockholders’ equity	1,125,204	1,066,514
Noncontrolling interests	53,682	53,269
Total equity	1,178,886	1,119,783
Total liabilities and equity	$2,117,368	$2,060,170

AMEDISYS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS AND DAYS REVENUE OUTSTANDING
(Amounts in thousands, except statistical information)
(Unaudited)

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2024	2023	2024	2023
Cash Flows from Operating Activities:
Net income (loss)	$32,573	$(80,481)	$47,167	$(55,572)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization (inclusive of depreciation included in cost of service)	6,358	6,199	12,496	11,893
Non-cash compensation	8,298	9,108	16,184	12,381
Amortization and impairment of operating lease right of use assets	8,534	8,349	17,100	16,971
(Gain) loss on disposal of property and equipment	(23)	426	(19)	356
Loss on personal care divestiture	—	—	—	2,186
Merger termination fee	—	106,000	—	106,000
Deferred income taxes	3,983	5,332	6,577	8,104
Equity in earnings from equity method investments	(1,515)	(7,991)	(2,425)	(8,114)
Amortization of deferred debt issuance costs	247	247	495	495
Return on equity method investments	548	966	718	2,753
Changes in operating assets and liabilities, net of impact of acquisitions:
Patient accounts receivable	2,449	15,338	(44,357)	7,862
Other current assets	4,823	5,817	3,127	1,689
Operating lease right of use assets	(1,027)	(1,019)	(2,069)	(1,937)
Other assets	215	355	370	244
Accounts payable	(10,345)	(1,274)	(1,693)	(4,731)
Accrued expenses	4,066	4,034	7,095	4,775
Other long-term obligations	18	(3,151)	(573)	(3,179)
Operating lease liabilities	(6,897)	(7,496)	(14,429)	(15,456)
Net cash provided by operating activities	52,305	60,759	45,764	86,720
Cash Flows from Investing Activities:
Proceeds from the sale of deferred compensation plan assets	—	6	21	25
Proceeds from the sale of property and equipment	—	100	—	100
Purchases of property and equipment	(1,385)	(1,394)	(4,055)	(2,744)
Investments in technology assets	(186)	(6,457)	(409)	(6,667)
Investment in equity method investee	—	—	(196)	—
Proceeds from personal care divestiture	—	—	—	47,787
Acquisitions of businesses, net of cash acquired	—	—	—	(350)
Net cash (used in) provided by investing activities	(1,571)	(7,745)	(4,639)	38,151
Cash Flows from Financing Activities:
Proceeds from issuance of stock upon exercise of stock options	—	75	—	75
Proceeds from issuance of stock under employee stock purchase plan	—	938	—	1,754
Shares withheld to pay taxes on non-cash compensation	(3,578)	(2,180)	(4,195)	(3,488)
Noncontrolling interest contributions	147	376	1,911	376
Noncontrolling interest distributions	(1,208)	(427)	(1,964)	(712)
Purchase of noncontrolling interest	—	—	—	(800)
Proceeds from borrowings under revolving line of credit	—	15,000	—	23,000
Repayments of borrowings under revolving line of credit	—	(15,000)	—	(23,000)
Principal payments of long-term obligations	(9,441)	(5,680)	(18,382)	(60,993)
Payment of accrued contingent consideration	—	(4,055)	—	(4,055)
Net cash used in financing activities	(14,080)	(10,953)	(22,630)	(67,843)
Net increase in cash, cash equivalents and restricted cash	36,654	42,061	18,495	57,028
Cash, cash equivalents and restricted cash at beginning of period	120,704	69,100	138,863	54,133
Cash, cash equivalents and restricted cash at end of period	$157,358	$111,161	$157,358	$111,161

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2024	2023	2024	2023
Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$7,319	$6,377	$15,507	$13,031
Cash paid for income taxes, net of refunds received	$17,565	$15,468	$18,393	$15,820
Cash paid for operating lease liabilities	$7,924	$8,516	$16,498	$17,394
Cash paid for finance lease liabilities	$4,875	$2,864	$7,111	$5,321
Supplemental Disclosures of Non-Cash Activity:
Right of use assets obtained in exchange for operating lease liabilities	$3,774	$7,719	$10,947	$14,802
Right of use assets obtained in exchange for finance lease liabilities	$5,691	$7,154	$10,017	$27,944
Reductions to right of use assets resulting from reductions to operating lease liabilities	$—	$14,994	$168	$15,135
Reductions to right of use assets resulting from reductions to finance lease liabilities	$623	$525	$1,119	$894
Days revenue outstanding (1)	52.1	43.4	52.1	43.4

(1) Our calculation of days revenue outstanding at June 30, 2024 and 2023 is derived by dividing our ending patient accounts receivable by our average daily patient revenue for the three-month periods ended June 30, 2024 and 2023, respectively.

AMEDISYS, INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Amounts in millions, except statistical information)
(Unaudited)
Segment Information - Home Health

	For the Three-Month Periods Ended June 30,
	2024	2023
Financial Information (in millions):
Medicare	$216.1	$219.8
Non-Medicare	161.3	130.0
Net service revenue	377.4	349.8
Cost of service, inclusive of depreciation	216.0	194.5
Gross margin	161.4	155.3
General and administrative expenses	92.4	90.2
Depreciation and amortization	1.9	1.2
Operating income	$67.1	$63.9
Same Store Growth(1):
Medicare revenue	(2%)	(1%)
Non-Medicare revenue	24%	10%
Total admissions	13%	4%
Total volume(2)	9%	3%
Key Statistical Data - Total(3):
Admissions	110,188	97,453
Recertifications	46,170	45,808
Total volume	156,358	143,261

Medicare completed episodes	73,000	74,848
Average Medicare revenue per completed episode(4)	$3,036	$3,005
Medicare visits per completed episode(5)	12.2	12.5

Visiting clinician cost per visit	$106.00	$99.81
Clinical manager cost per visit	11.89	11.14
Total cost per visit	$117.89	$110.95
Visits	1,831,990	1,752,449

	For the Six-Month Periods Ended June 30,
	2024	2023
Financial Information (in millions):
Medicare	$431.9	$435.2
Non-Medicare	309.5	257.9
Net service revenue	741.4	693.1
Cost of service, inclusive of depreciation	426.4	391.5
Gross margin	315.0	301.6
General and administrative expenses	183.4	179.3
Depreciation and amortization	3.7	2.3
Operating income	$127.9	$120.0
Same Store Growth(1):
Medicare revenue	(1%)	(4%)
Non-Medicare revenue	20%	11%
Total admissions	12%	6%
Total volume(2)	8%	4%
Key Statistical Data - Total(3):
Admissions	222,403	199,416
Recertifications	90,131	89,133
Total volume	312,534	288,549

Medicare completed episodes	145,998	148,411
Average Medicare revenue per completed episode(4)	$3,017	$2,990
Medicare visits per completed episode(5)	12.0	12.4

Visiting clinician cost per visit	$105.68	$99.83
Clinical manager cost per visit	11.95	11.13
Total cost per visit	$117.63	$110.96
Visits	3,624,619	3,527,655
(1)Same store information represents the percent change in our Medicare, Non-Medicare and Total revenue, admissions or volume for the period as a percent of the Medicare, Non-Medicare and Total revenue, admissions or volume of the prior period. Same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.
(2)Total volume includes all admissions and recertifications.
(3)Total includes acquisitions, start-ups and denovos.
(4)Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care.
(5)Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Segment Information - Hospice

	For the Three-Month Periods Ended June 30,
	2024	2023
Financial Information (in millions):
Medicare	$193.7	$188.2
Non-Medicare	10.3	11.0
Net service revenue	204.0	199.2
Cost of service, inclusive of depreciation	104.6	98.8
Gross margin	99.4	100.4
General and administrative expenses	48.7	47.9
Depreciation and amortization	0.8	0.7
Operating income	$49.9	$51.8
Same Store Growth(1):
Medicare revenue	3%	—%
Hospice admissions	(2%)	(6%)
Average daily census	—%	(2%)
Key Statistical Data - Total(2):
Hospice admissions	12,124	12,395
Average daily census	12,968	12,918
Revenue per day, net	$172.88	$169.47
Cost of service per day	$88.65	$84.03
Average discharge length of stay	90	90

	For the Six-Month Periods Ended June 30,
	2024	2023
Financial Information (in millions):
Medicare	$383.7	$370.9
Non-Medicare	21.3	21.7
Net service revenue	405.0	392.6
Cost of service, inclusive of depreciation	209.9	200.2
Gross margin	195.1	192.4
General and administrative expenses	96.8	95.8
Depreciation and amortization	1.5	1.3
Operating income	$96.8	$95.3
Same Store Growth(1):
Medicare revenue	3%	—%
Hospice admissions	(2%)	(6%)
Average daily census	—%	(1%)
Key Statistical Data - Total(2):
Hospice admissions	24,781	25,393
Average daily census	12,867	12,825
Revenue per day, net	$172.96	$169.15
Cost of service per day	$89.63	$86.24
Average discharge length of stay	91	90
(1)Same store information represents the percent change in our Medicare revenue, Hospice admissions or average daily census for the period as a percent of the Medicare revenue, Hospice admissions or average daily census of the prior period. Same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.
(2)Total includes acquisitions and denovos.

Segment Information - Personal Care (1)

	For the Six-Month Periods Ended June 30,
	2024	2023
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	—	15.0
Net service revenue	—	15.0
Cost of service, inclusive of depreciation	—	11.1
Gross margin	—	3.9
General and administrative expenses	—	2.3
Depreciation and amortization	—	—
Operating income	$—	$1.6
Key Statistical Data - Total:
Billable hours	—	440,464
Clients served	—	7,892
Shifts	—	191,379
Revenue per hour	$—	$33.97
Revenue per shift	$—	$78.19
Hours per shift	—	2.3
(1) We completed the sale of our personal care business on March 31, 2023.

Segment Information - High Acuity Care

	For the Three-Month Periods Ended June 30,
	2024	2023
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	9.8	4.0
Net service revenue	9.8	4.0
Cost of service, inclusive of depreciation	6.4	4.2
Gross margin	3.4	(0.2)
General and administrative expenses	5.4	5.3
Depreciation and amortization	0.8	0.8
Operating loss	$(2.8)	$(6.3)
Key Statistical Data - Total:
Full risk admissions	157	186
Limited risk admissions	675	348
Total admissions	832	534
Total admissions growth	56%	55%

Full risk revenue per episode	$10,124	$9,303
Limited risk revenue per episode	$6,816	$6,098
Number of admitting joint ventures	9	10

	For the Six-Month Periods Ended June 30,
	2024	2023
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	16.2	8.7
Net service revenue	16.2	8.7
Cost of service, inclusive of depreciation	12.2	9.7
Gross margin	4.0	(1.0)
General and administrative expenses	11.3	9.7
Depreciation and amortization	1.7	1.6
Operating loss	$(9.0)	$(12.3)
Key Statistical Data - Total:
Full risk admissions	296	344
Limited risk admissions	1,297	807
Total admissions	1,593	1,151
Total admissions growth	38%	70%

Full risk revenue per episode	$10,100	$10,236
Limited risk revenue per episode	$6,799	$5,878
Number of admitting joint venture markets	9	10

Segment Information - Corporate

	For the Three-Month Periods Ended June 30,
	2024	2023
Financial Information (in millions):
General and administrative expenses	$61.1	$69.6
Depreciation and amortization	0.9	2.0
Total operating expenses	$62.0	$71.6

	For the Six-Month Periods Ended June 30,
	2024	2023
Financial Information (in millions):
General and administrative expenses	$130.1	$120.4
Depreciation and amortization	1.8	4.0
Total operating expenses	$131.9	$124.4

AMEDISYS, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES
(Amounts in thousands)
(Unaudited)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization ("Adjusted EBITDA") Reconciliation:

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2024	2023	2024	2023
Net income (loss) attributable to Amedisys, Inc.	$32,301	$(80,275)	$46,701	$(55,029)
Add:
Income tax expense	16,657	18,250	29,290	28,050
Interest expense, net	6,278	6,760	12,670	13,871
Depreciation and amortization	6,358	6,199	12,496	11,893
Certain items(1)	11,566	123,704	31,862	133,691
Adjusted EBITDA(2)(5)	$73,160	$74,638	$133,019	$132,476

Adjusted Net Income Attributable to Amedisys, Inc Reconciliation:

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2024	2023	2024	2023
Net income (loss) attributable to Amedisys, Inc.	$32,301	$(80,275)	$46,701	$(55,029)
Add:
Certain items(1)	11,240	125,153	30,788	132,642
Adjusted net income attributable to Amedisys, Inc.(3)(5)	$43,541	$44,878	$77,489	$77,613

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share Reconciliation:

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2024	2023	2024	2023
Net income (loss) attributable to Amedisys, Inc. common stockholders per diluted share	$0.98	$(2.46)	$1.42	$(1.69)
Add:
Certain items(1)	0.34	3.83	0.93	4.06
Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share(4)(5)	$1.32	$1.37	$2.35	$2.38

(1)    The following details the certain items for the three and six-month periods ended June 30, 2024 and 2023:

Certain Items (in thousands):

	For the Three-Month Periods Ended June 30, 2024	For the Six-Month Periods Ended June 30, 2024
	(Income) Expense	(Income) Expense
Certain Items Impacting General and Administrative Expenses:
Merger-related expenses	$11,901	$32,568
Certain Items Impacting Total Other Income (Expense):
Other (income) expense, net	(335)	(706)
Total	$11,566	$31,862
Net of tax	$11,240	$30,788
Diluted EPS	$0.34	$0.93

	For the Three-Month Periods Ended June 30, 2023	For the Six-Month Periods Ended June 30, 2023
	(Income) Expense	(Income) Expense
Certain Items Impacting Cost of Service, Inclusive of Depreciation:
Clinical optimization and reorganization costs	$—	114
Certain Items Impacting General and Administrative Expenses:
Acquisition and integration costs	1,101	2,768
CEO transition	3,435	4,185
Merger-related expenses	19,451	20,171
Clinical optimization and reorganization costs	567	3,737
Personal care divestiture	11	525
Certain Items Impacting Total Other Income (Expense):
Other (income) expense, net (includes $106,000 merger termination fee)	99,139	102,191
Total	$123,704	$133,691
Net of tax	$125,153	$132,642
Diluted EPS	$3.83	$4.06

(2) Adjusted EBITDA is defined as net income (loss) attributable to Amedisys, Inc. before net interest expense, provision for income taxes and depreciation and amortization, excluding certain items as described in footnote 1.
(3)    Adjusted net income attributable to Amedisys, Inc. is defined as net income (loss) attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items as described in footnote 1.
(4)    Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income (loss) per share calculated in accordance with GAAP excluding the earnings per share effect of certain items as described in footnote 1.
(5)    Adjusted EBITDA, adjusted net income attributable to Amedisys, Inc. and adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes or other measures calculated in accordance with GAAP. These calculations may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.